SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 1, 1996.

                   RENAISSANCE COMMUNICATIONS CORP.
         (Exact name of registrant as specified in charter)




   DELAWARE                1-13872                 06-1251634
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)              Identification
incorporation)                                     No.)


ONE FAWCETT PLACE, GREENWICH, CT                         06830
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  203-629-1888


(Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS.

     On July 1, 1996, Renaissance Communications Corp. (the "Company") entered into an Agreement and Plan of Merger dated as of July 1, 1996 (the "Merger Agreement") with Tribune Company ("Tribune") and Tower Acquisition Company, Inc., a wholly-owned subsidiary of Tribune ("Tower"). Pursuant to the Merger Agreement, Tower will merge (the "Merger") into the Company and the Company will become a wholly-owned subsidiary of Tribune. In the Merger, Tribune will pay $36.00 in cash for each of the outstanding shares of common stock of the Company, plus $36.00 in cash for each outstanding option or warrant to acquire common stock of the Company (minus the exercise price), for an aggregate purchase price of approximately $1.13 billion.

     Concurrently with the execution of the Merger Agreement, Warburg, Pincus Capital Company, L.P. and Michael Finkelstein, the Chairman of the Board of the Company, who own 17,223,412 and 602,067 shares of common stock of the Company, respectively, or approximately 59% of the Company's outstanding common stock, entered into stockholder agreements pursuant to which they agreed to vote all their shares in favor of the Merger.

     Consummation of the Merger Agreement is subject to a number of conditions, including approval by the stockholders of the Company, approval by the Federal Communications Commission and compliance with the Hart-Scott-Rodino Antitrust Improvements Act.

     The foregoing description of the Merger is qualified in its entirety by reference to the complete texts of the Merger Agreement and the Stockholder Agreements which are filed as exhibits to this Report.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS.

                  EXHIBITS

     2(a) Agreement and Plan of Merger dated as of July 1, 1996, among the Company, Tribune Company and Tower Acquisition Company, Inc.

     99(a) Stockholder Agreement dated as of July 1, 1996 among Tribune Company, Tower Acquisition Company, Inc. and Michael Finkelstein.

     99(b) Stockholder Agreement dated as of July 1, 1996 among Tribune Company, Tower Acquisition Company, Inc. and Warburg, Pincus Capital Company, L.P.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RENAISSANCE COMMUNICATIONS CORP.


Dated:  July 9, 1996                     By:/S/ JOHN C. FERRARA
                                           -------------------
                                           John C. Ferrara, Vice President
                                           and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                                                      Page
  NO.                        DESCRIPTION                      NO.


 2(a)                      Agreement and Plan of Merger dated
                           as of July 1, 1996, among the Company,
                           Tribune Company and Tower Acquisition
                           Company, Inc.

99(a)                      Stockholder Agreement dated as of
                           July 1, 1996 among Tribune Company,
                           Tower Acquisition Company, Inc. and
                           Michael Finkelstein.

99(b) Stockholder Agreement dated as of July 1, 1996 among Tribune Company, Tower Acquisition Company, Inc. and Warburg, Pincus Capital Company, L.P.